Q1 FY19 Conference Call November 1, 2018

Forward Looking Statements and Financial Presentation This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include any anticipation or guidance as to future financial performance, including future revenue, earnings per share, gross margin, operating expense, operating margin, profitability, cash flow and other financial metrics. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. In particular, the Company’s ability to predict future financial performance continues to be difficult due to, among other things: (a) quarter- over-quarter product mix fluctuations, which can materially impact profitability measures due to the broad gross margin ranges across our portfolio; (b) continued decline of average selling prices across our businesses; (c) effects of seasonality; (d) the ability of our suppliers and contract manufacturers to meet production, quality and delivery requirements for our forecasted demand; (e) inherent uncertainty related to global markets and the effect of such markets on demand for our products; (f) changes in customer demand; (g) our ability to attract and retain new customers, particularly in the 3D sensing market; (h) the risk that the Oclaro transaction does not close, due to the failure of one or more conditions to closing or the failure of the businesses (including personnel) to be integrated successfully after closing; (i) the risk that synergies and non-GAAP earnings accretion will not be realized or realized to the extent anticipated; (j) uncertainty as to the market value of the Lumentum merger consideration to be paid in the Oclaro merger; (k) the risk that required governmental or Oclaro stockholder approvals of the merger (including China antitrust approvals) will not be obtained or that such approvals will be delayed beyond current expectations; (l) the risk that following the Oclaro transaction, Lumentum’s financing or operating strategies will not be successful; (m) litigation in respect of either Lumentum or Oclaro or the merger; and (n) disruption from the Oclaro merger making it more difficult to maintain customer, supplier, key personnel and other strategic relationships. All forward-looking statements involve risks and uncertainties that could cause actual events and terms to differ materially from those set forth herein, including those related to our business and growth opportunities. For more information on these risks, please refer to the "Risk Factors" section included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 29, 2018, as filed with the Securities and Exchange Commission, and in the S-4, as amended, filed by Lumentum with the Securities and Exchange Commission, which was declared effective May 31, 2018 in connection with the Oclaro transaction, and in the documents which are incorporated by reference therein, and in our other filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2018, filed by Lumentum with the Securities and Exchange Commission on August 28, 2018. In addition, the results contained in this presentation are valid only as of today’s date except where otherwise noted. The forward-looking statements contained in this presentation are made as of the date hereof and the Company assumes no obligation to update such statements, except as required by applicable law. Unless otherwise stated, all financial results and projections are on a non-GAAP basis. Our GAAP results, details about our non-GAAP financial measures, and a reconciliation between GAAP and non-GAAP results can be found in our fiscal first quarter 2019 earnings press release which is available on our web site, www.lumentum.com, under the investors section. We have not provided reconciliations from GAAP to non-GAAP measures for our outlook. A large portion of non-GAAP adjustments, such as derivative liability adjustments, restructuring charges, stock-based compensation, litigation, non-cash income tax expense and credits, and other costs and contingencies unrelated to current and future operations are by their nature highly volatile and we have low visibility as to the range that may be incurred in the future. © 2018 Lumentum Operations LLC 2

No Offer or Solicitation and Additional Information and Where to Find It No Offer or Solicitation This communication is for informational purposes only and not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law. Additional Information and Where to Find It In connection with the proposed transaction between Lumentum Holdings, Inc. (“Lumentum”) and Oclaro, Inc. (“Oclaro”), Lumentum filed a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”), which includes a proxy statement of Oclaro that also constitutes a prospectus of Lumentum. The registration statement was declared effective by the SEC on May 31, 2018, and Oclaro commenced mailing the definitive joint proxy statement/prospectus to stockholders of Oclaro on or about June 4, 2018, and the special meeting of the stockholders of Oclaro was held on July 10, 2018. LUMENTUM AND OCLARO URGE INVESTORS AND SECURITY HOLDERS TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain these materials and other documents filed with the Securities and Exchange Commission free of charge at the Securities and Exchange Commission’s website, www.sec.gov. Copies of documents filed with the Securities and Exchange Commission by Lumentum (when they become available) may be obtained free of charge on Lumentum’s website at www.lumentum.com or by directing a written request to Lumentum Holdings Inc., Investor Relations, 400 North McCarthy Boulevard, Milpitas, CA 95035. Copies of documents filed with the Securities and Exchange Commission by Oclaro (when they become available) may be obtained free of charge on Oclaro’s website at www.oclaro.com or by directing a written request to Oclaro, Inc. Investor Relations, 225 Charcot Avenue, San Jose, CA 95131. © 2018 Lumentum Operations LLC 3

Q1 FY19 Results (GAAP) $ in millions Q1 FY19 Q4 FY18 Q1 FY18 except for EPS, % of revenue Revenue $354.1 $301.1 $243.2 Gross Margin 126.0 35.6% 95.5 31.7% 68.5 28.2% Operating Expenses 68.9 19.5% 74.6 24.8% 65.8 27.1% Operating Income 57.1 16.1% 20.9 6.9% 2.7 1.1% Diluted EPS $0.72 $0.40 $0.04 Diluted Shares-M 63.9 65.0 64.5 © 2018 Lumentum Operations LLC 4

Q1 FY19 Results (Non-GAAP) $ in millions Q1 FY19 Q4 FY18 Q1 FY18 except for EPS, % of revenue Revenue $354.1 $301.1 $243.2 Gross Margin 142.6 40.3% 112.1 37.2% 82.7 34.0% Operating Expenses 57.9 16.4% 58.5 19.4% 54.1 22.2% Operating Income 84.7 23.9% 53.6 17.8% 28.6 11.8% Diluted EPS $1.31 $0.95 $0.43 Diluted Shares-M 65.4 65.0 64.5 © 2018 Lumentum Operations LLC 5

Q1 FY19 Segment Results (Non-GAAP) Q1 FY19 Q4 FY18 Q1 FY18 $ in millions Revenue $354.1 $301.1 $243.2 Optical Communications 310.1 244.9 207.9 Telecom 142.9 133.1 110.4 Datacom 34.2 34.5 45.2 Industrial & Consumer(1) 133.0 77.3 52.3 Commercial Lasers 44.0 56.2 35.3 Gross Margin 40.3% 37.2% 34.0% Optical Communications 40.3% 34.8% 34.7% Commercial Lasers 40.2% 47.9% 30.0% (1) Industrial & Consumer contains 3D sensing revenues as well as diode lasers sold into industrial applications. © 2018 Lumentum Operations LLC 6

Balance Sheet Selected Items Q1 FY19 Q4 FY18 $ in millions Cash and Short-term Investments $734.3 $711.5 Working Capital(1) 232.9 201.7 Property, Plant & Equipment, net 318.6 306.9 Total Assets 1,645.0 1,581.5 Total Liabilities 625.7 619.6 Shareholder’s Equity(2) 1,019.3 961.9 (1) Working capital excluding cash and short-term investments. (2) Includes convertible preferred stock of $35.8M. © 2018 Lumentum Operations LLC 7

Q2 FY19 Guidance (Non-GAAP) Guidance provided is based on our expectations as of today and will not be updated or confirmed as of any other date. Our guidance does not include results from Oclaro or shares issued in connection with the closing of our acquisition of Oclaro as we are unable to predict the timing of the closing. Q1 FY19 Q2 FY19 $ in millions Actual Estimate except for EPS, % of revenue Revenue $354.1 $405 - $430 Operating Margin 23.9% 28% - 30% Diluted EPS $1.31 $1.60 - $1.75 © 2018 Lumentum Operations LLC 8